SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                         DATE OF REPORT - AUGUST 13, 2003
                        (Date of Earliest Event Reported)



                          LEUCADIA NATIONAL CORPORATION

             (Exact name of registrant as specified in its charter)


                           Commission File No. 1-5721



             New York                                     13-2615557
--------------------------------------       ----------------------------------
      (State of Incorporation)              (I.R.S. Employer Identification No.)

        315 Park Avenue South
           New York, NY                                    10010
--------------------------------------       ----------------------------------
(Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code: (212) 460-1900

Item 5.  Other Events.

     The information set forth in the press release issued by Leucadia National Corporation on August 13, 2003, attached hereto as Exhibit 99.1, is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits.

              99.1 Press Release of Leucadia National Corporation, dated August 13, 2003.

                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            LEUCADIA NATIONAL CORPORATION



                                            By: /s/ Joseph A. Orlando
                                                ------------------------
                                                Name:    Joseph A. Orlando
                                                Title:   Vice President and
                                                         Chief Financial Officer

Date:  August 13, 2003

                                  EXHIBIT INDEX



Exhibit No.      Description
-----------      -----------

99.1             Press Release, dated August 13, 2003.